                                                                    Exhibit 99.1


        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



PRELIMINARY TERM SHEET                             DATE PREPARED: MARCH 5, 1999

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $253,139,902 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                       5/1 ARM RESIDENTIAL MORTGAGE LOANS

========= ================== ================== ====================== ================= ====================== ================
            Principal (1)           WAL            Payment Window      Initial Interest                         Expected Ratings
 Class     Amount (Approx.)     (Years) (3)          (Months) (3)         Rate Type          Tranche Type          S&P / Fitch
 ------    ----------------     -----------          ------------      ----------------      -------------         -----------
   A-1       $72,750,000           0.83                1 - 21           Fixed Rate (4)     Senior/Sequential         AAA/AAA
   A-2       $63,750,000           2.75                21 - 47          Fixed Rate (4)     Senior/Sequential         AAA/AAA
   A-3       $109,678,455          4.38                47 - 53          Fixed Rate (4)     Senior/Sequential         AAA/AAA
    X            (2)                N/A                  N/A                IO (2)       Senior/Interest Only       AAAr/AAA
   A-R          $[100]              N/A                  N/A              Fixed Rate        Senior/Residual          AAA/AAA
   B-1        $1,900,000           4.40                53 - 53             WAC (4)            Subordinate             AA/AA
   B-2        $1,265,000           4.40                53 - 53             WAC (4)            Subordinate              A/A
   B-3        $1,265,000           4.40                53 - 53             WAC (4)            Subordinate            BBB/BBB
========= ------------------ ----------------------------------------- ----------------- ---------------------- ================
   B-4        $1,265,000                    Privately                      WAC (4)            Subordinate             BB/NR
                                              Placed
                                           Certificates
   B-5         $633,000                                                    WAC (4)            Subordinate             B/NR
   B-6         $633,347                                                    WAC (4)            Subordinate             NR/NR
========= ================== ========================================= ================= ====================== ================
TOTAL      $253,139,902

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.

(2) The Class X Certificates will have no principal balance and will bear interest on the notional amount which is equal to the aggregate principal balance of the mortgage loans. The Class X Certificates will receive the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) As described further herein, the Certificates may be put to Mellon Bank under certain circumstances.

(4) The Class A-1, Class A-2 and Class A-3 Certificates will initially have a fixed rate coupon set at pricing. The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans up to and including the Put Date (as defined herein). On each Distribution Date after the Put Date, the Certificate Interest Rate for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (to the extent any such classes are outstanding) will be equal to the lesser of (a) the weighted average of the values of the underlying indices (substantially all of which are One-Year LIBOR) plus 1.25% and (b) the Net WAC of the Mortgage Loans.


GREENWICH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                     DONALDSON, LUFKIN & JENRETTE

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Co-Underwriters:           Greenwich Capital Markets, Inc., Mellon Financial Markets, Inc. and Donaldson, Lufkin
                           & Jenrette.

Seller and Servicer:       Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                   Bankers Trust Company.

Cut-off Date:              March 1, 1999.

Pricing Date:              March [9], 1999.

Closing Date:              On or about March 30, 1999.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the Class A-1, Class A-2 and Class
                           A-3 Certificates (together, the "SENIOR SEQUENTIAL CERTIFICATES"), (ii) the Class X
                           Certificates and (iii) the Class A-R Certificate. The "SUBORDINATE CERTIFICATES"
                           will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class
                           B-6 Certificates. The Senior Certificates and the Subordinate Certificates are
                           collectively referred to herein as the "CERTIFICATES". Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "OFFERED
                           CERTIFICATES") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the Offered Certificates will include accrued interest from March 1, 1999 (the "CUT-OFF DATE") up to, but not including, the
                           Closing Date (29 days).

Interest Accrual Period:   The interest accrual period for each class of Certificates will be the calendar month preceding the month in which such Distribution Date occurs.

Distribution Dates:        The 25th day of each month (or the next succeeding business day), commencing in April 1999.

Registration:              The Offered Certificates (except for the Class A-R Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Certificates (except for the Class A-R Certificate) will be treated as REMIC regular interests for tax purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Certificates rated "AAA" (except for the Class A-R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.



GREENWICH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                     DONALDSON, LUFKIN & JENRETTE

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


SMMEA Treatment:           Certificates rated "AAA" or "AA" are expected to constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 30 day period ending on the Distribution Date in [June 2003] each of the certificateholders (with the exception of holders of the Class X Certificates) will have the option to require Mellon Bank, N.A. ("MELLON BANK") to purchase such certificateholder's certificates of the related class on the Distribution Date in
                           [August 2003] (the "PUT DATE"). For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance).

Clean-Up Option:           If the Put Option is exercised with respect to more than 90% of the aggregate outstanding principal balance of the certificates, Mellon Bank will have the option to purchase all of the outstanding certificates, including certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the current principal balance of the mortgage loans is equal to 5% or less of the initial principal balance of such mortgage loans as of the Cut-off Date.

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of [18%] CPR.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Mortgage Loans:            The initial aggregate principal balance of the Mortgage Loans (the "POOL BALANCE")
                           will be approximately $253,139,902, of which substantially all are 5/1 ARMs having an initial fixed rate period of 5 years and thereafter adjusting annually generally based on the One-Year LIBOR Index. The loans are secured by first liens on one- to four-family residential properties. For further information, please see the attached collateral description of the Mortgage Loans.



GREENWICH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                     DONALDSON, LUFKIN & JENRETTE

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates (total subordination initially [2.75]%).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.00]%).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.50]%).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.00]%).

Shifting Interest:         Until the first Distribution Date occurring after March 2009 the Subordinate
                           Certificates will be locked out from receipt of any principal (unless the Senior
                           Certificates are paid down to zero prior to such date). After such time and subject to standard collateral performance triggers, the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate
                           Certificates are as follows:

                                     April 1999 - March 2009              0% Pro Rata Share
                                     April 2009 - March 2010             30% Pro Rata Share
                                     April 2010 - March 2011             40% Pro Rata Share
                                     April 2011 - March 2012             60% Pro Rata Share
                                     April 2012 - March 2013             80% Pro Rata Share
                                     April 2013 and after               100% Pro Rata Share

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses on the mortgage loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced to zero; thereafter, to the Senior Certificates (other than the Class X
                           Certificates) pro-rata in reduction of their respective Class Principal Balances.

GREENWICH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                     DONALDSON, LUFKIN & JENRETTE

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority
of Distributions:          Available funds from the mortgage loans will be distributed in the following order of priority:

                           1)  Senior Certificates, accrued and unpaid interest at the related
                               Certificate Interest Rate.

                           2)  Class A-R Certificates, principal, until its balance is reduced to zero.

                           3)  Senior Sequential Certificates, principal paid sequentially, until the respective balance is reduced to zero.

                           4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                               Certificate Interest Rate.

                           5)  Class B-1 Certificates, principal.

                           6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2
                               Certificate Interest Rate.

                           7)  Class B-2 Certificates, principal.

                           8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3
                               Certificate Interest Rate.

                           9)  Class B-3 Certificates, principal.

                           10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rate and its respective share of principal.

                           11) Class A-R Certificates, any remaining amount.



UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.



THE MASTER SERVICER

The Mortgage Loans will be master serviced by The Boston Company. The Boston Company has a subservicing agreement in place with Mellon Mortgage Company ("MMC") which provides subservicing of the Mortgage Loans through a separate servicing staff. Mellon Bank has announced its intention to sell MMC this year. If such sale is consummated, the Boston Company will remain obligated as Master Servicer and will make such alternative arrangements for direct servicing as it may deem necessary or appropriate, including entering into a subservicing agreement with the successor to MMC or a different entity or servicing the Mortgage Loans directly.



GREENWICH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                     DONALDSON, LUFKIN & JENRETTE

                           COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS A-1
                         PRICE YIELD SENSITIVITY REPORT

                Settlement                             03/30/99
                Class Balance                       $72,750,000
                Cut-off Date                           03/01/99
                Bond Coupon                              6.080%
                Next Payment                           04/25/99
                Cleanup Put to Par                          Yes
                Accrued Interest Days                        29

-------------------------------------------------------------------------------------------------------------------------------
          FLAT
          PRICE        12% CPR         15% CPR         18% CPR          25% CPR          30% CPR        35% CPR        40% CPR
-------------------------------------------------------------------------------------------------------------------------------
      99-16              6.238           6.258           6.278            6.328            6.365          6.405          6.447
      99-17              6.211           6.225           6.238            6.272            6.297          6.323          6.351
      99-18              6.185           6.191           6.198            6.215            6.228          6.241          6.255
      99-19              6.158           6.158           6.158            6.159            6.159          6.159          6.160
      99-20              6.132           6.125           6.119            6.103            6.090          6.078          6.064
      99-21              6.105           6.092           6.079            6.046            6.022          5.996          5.969
-------------------------------------------------------------------------------------------------------------------------------
      99-22              6.079           6.059           6.039            5.990            5.953          5.915          5.874
      99-23              6.052           6.026           5.999            5.934            5.885          5.833          5.779
      99-24              6.026           5.993           5.959            5.878            5.816          5.752          5.684
      99-25              5.999           5.960           5.920            5.821            5.748          5.671          5.589
      99-26              5.973           5.927           5.880            5.765            5.680          5.590          5.494
      99-27              5.947           5.894           5.840            5.709            5.611          5.509          5.399
      99-28              5.920           5.861           5.801            5.653            5.543          5.427          5.304
      99-29              5.894           5.828           5.761            5.597            5.475          5.346          5.209
      99-30              5.868           5.795           5.721            5.541            5.407          5.266          5.115
      99-31              5.841           5.762           5.682            5.485            5.339          5.185          5.020
-------------------------------------------------------------------------------------------------------------------------------
   100-00                5.815           5.729           5.642            5.430            5.270          5.104          4.926
-------------------------------------------------------------------------------------------------------------------------------
   100-01                5.789           5.697           5.603            5.374            5.202          5.023          4.831
   100-02                5.762           5.664           5.563            5.318            5.135          4.942          4.737
   100-03                5.736           5.631           5.524            5.262            5.067          4.862          4.643
   100-04                5.710           5.598           5.484            5.206            4.999          4.781          4.549
   100-05                5.684           5.565           5.445            5.151            4.931          4.701          4.455
   100-06                5.657           5.533           5.405            5.095            4.863          4.620          4.361
   100-07                5.631           5.500           5.366            5.039            4.796          4.540          4.267
   100-08                5.605           5.467           5.326            4.984            4.728          4.460          4.173
   100-09                5.579           5.434           5.287            4.928            4.660          4.379          4.080
   100-10                5.553           5.402           5.248            4.873            4.593          4.299          3.986
-------------------------------------------------------------------------------------------------------------------------------
   100-11                5.527           5.369           5.208            4.817            4.525          4.219          3.892
   100-12                5.500           5.336           5.169            4.762            4.458          4.139          3.799
   100-13                5.474           5.304           5.130            4.707            4.390          4.059          3.706
   100-14                5.448           5.271           5.091            4.651            4.323          3.979          3.612
   100-15                5.422           5.239           5.051            4.596            4.256          3.899          3.519
   100-16                5.396           5.206           5.012            4.541            4.189          3.820          3.426
-------------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 1.28            1.01            0.83             0.58             0.48           0.40           0.34
 MDUR (YR)                1.18            0.95            0.79             0.56             0.46           0.38           0.33
 FIRST PRIN PAY       04/25/99        04/25/99        04/25/99         04/25/99         04/25/99       04/25/99       04/25/99
 LAST PRIN PAY      11/25/2001      04/25/2001      12/25/2000       06/25/2000       03/25/2000     01/25/2000       11/25/99
-------------------------------------------------------------------------------------------------------------------------------


                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                 05-Mar-99   16:10:09    [wto]

                  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS A-2
                         PRICE YIELD SENSITIVITY REPORT

               Settlement                                03/30/99
               Class Balance                          $63,750,000
               Cut-off Date                              03/01/99
               Bond Coupon                                 6.150%
               Next Payment                              04/25/99
               Cleanup Put to Par                             Yes
               Accrued Interest Days                           29

---------------------------------------------------------------------------------------------------------------------------
          FLAT
          PRICE         12% CPR         15% CPR          18% CPR         25% CPR      30% CPR        35% CPR        40% CPR
---------------------------------------------------------------------------------------------------------------------------
      99-16               6.256           6.260            6.266           6.281        6.292          6.304          6.317
      99-17               6.247           6.249            6.253           6.263        6.270          6.278          6.287
      99-18               6.237           6.239            6.240           6.245        6.248          6.252          6.256
      99-19               6.228           6.228            6.228           6.227        6.227          6.226          6.225
      99-20               6.219           6.217            6.215           6.209        6.205          6.200          6.195
      99-21               6.210           6.207            6.202           6.191        6.183          6.174          6.164
---------------------------------------------------------------------------------------------------------------------------
      99-22               6.200           6.196            6.190           6.173        6.161          6.148          6.134
      99-23               6.191           6.185            6.177           6.156        6.139          6.122          6.103
      99-24               6.182           6.174            6.164           6.138        6.117          6.096          6.073
      99-25               6.173           6.164            6.151           6.120        6.096          6.070          6.042
      99-26               6.163           6.153            6.139           6.102        6.074          6.044          6.012
      99-27               6.154           6.142            6.126           6.084        6.052          6.018          5.981
      99-28               6.145           6.132            6.113           6.066        6.030          5.992          5.951
      99-29               6.135           6.121            6.101           6.048        6.008          5.966          5.920
      99-30               6.126           6.110            6.088           6.031        5.987          5.940          5.890
      99-31               6.117           6.100            6.075           6.013        5.965          5.914          5.859
---------------------------------------------------------------------------------------------------------------------------
   100-00                 6.108           6.089            6.063           5.995        5.943          5.888          5.829
---------------------------------------------------------------------------------------------------------------------------
   100-01                 6.098           6.078            6.050           5.977        5.921          5.862          5.798
   100-02                 6.089           6.068            6.037           5.959        5.900          5.836          5.768
   100-03                 6.080           6.057            6.024           5.942        5.878          5.810          5.738
   100-04                 6.071           6.046            6.012           5.924        5.856          5.784          5.707
   100-05                 6.062           6.036            5.999           5.906        5.834          5.758          5.677
   100-06                 6.052           6.025            5.987           5.888        5.813          5.732          5.647
   100-07                 6.043           6.015            5.974           5.871        5.791          5.707          5.616
   100-08                 6.034           6.004            5.961           5.853        5.769          5.681          5.586
   100-09                 6.025           5.993            5.949           5.835        5.748          5.655          5.556
   100-10                 6.016           5.983            5.936           5.817        5.726          5.629          5.525
---------------------------------------------------------------------------------------------------------------------------
   100-11                 6.006           5.972            5.923           5.800        5.704          5.603          5.495
   100-12                 5.997           5.961            5.911           5.782        5.683          5.577          5.465
   100-13                 5.988           5.951            5.898           5.764        5.661          5.552          5.435
   100-14                 5.979           5.940            5.886           5.746        5.640          5.526          5.404
   100-15                 5.970           5.930            5.873           5.729        5.618          5.500          5.374
   100-16                 5.960           5.919            5.860           5.711        5.596          5.474          5.344
---------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                  3.90            3.33             2.75            1.91         1.54           1.28           1.09
 MDUR (YR)                 3.37            2.92             2.45            1.75         1.43           1.20           1.02
 FIRST PRIN PAY      11/25/2001      04/25/2001       12/25/2000      06/25/2000   03/25/2000     01/25/2000       11/25/99
 LAST PRIN PAY       08/25/2003      08/25/2003       02/25/2003      12/25/2001   06/25/2001     01/25/2001     10/25/2000
---------------------------------------------------------------------------------------------------------------------------


                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                 05-Mar-99   16:13:44    [wto]

                  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS A-3
                         PRICE YIELD SENSITIVITY REPORT

             Settlement                                   03/30/99
             Class Balance                            $109,678,455
             Cut-off Date                                 03/01/99
             Bond Coupon                                    6.150%
             Next Payment                                 04/25/99
             Cleanup Put to Par                                Yes
             Accrued Interest Days                              29

-----------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR        15% CPR         18% CPR          25% CPR         30% CPR           35% CPR        40% CPR
-----------------------------------------------------------------------------------------------------------------------------
      99-16            6.253          6.253           6.253            6.255           6.258             6.260          6.264
      99-17            6.245          6.245           6.245            6.246           6.248             6.250          6.252
      99-18            6.237          6.237           6.237            6.237           6.238             6.239          6.240
      99-19            6.228          6.228           6.228            6.228           6.228             6.228          6.228
      99-20            6.220          6.220           6.220            6.219           6.218             6.217          6.216
      99-21            6.212          6.212           6.212            6.210           6.209             6.206          6.204
-----------------------------------------------------------------------------------------------------------------------------
      99-22            6.203          6.203           6.203            6.201           6.199             6.196          6.192
      99-23            6.195          6.195           6.195            6.192           6.189             6.185          6.180
      99-24            6.187          6.187           6.186            6.183           6.179             6.174          6.168
      99-25            6.178          6.178           6.178            6.174           6.169             6.163          6.156
      99-26            6.170          6.170           6.170            6.165           6.160             6.153          6.144
      99-27            6.162          6.162           6.161            6.156           6.150             6.142          6.132
      99-28            6.153          6.153           6.153            6.147           6.140             6.131          6.120
      99-29            6.145          6.145           6.145            6.138           6.130             6.120          6.108
      99-30            6.137          6.137           6.136            6.129           6.121             6.110          6.096
      99-31            6.129          6.129           6.128            6.120           6.111             6.099          6.084
-----------------------------------------------------------------------------------------------------------------------------
   100-00              6.120          6.120           6.120            6.111           6.101             6.088          6.073
-----------------------------------------------------------------------------------------------------------------------------
   100-01              6.112          6.112           6.111            6.102           6.091             6.077          6.061
   100-02              6.104          6.104           6.103            6.093           6.082             6.067          6.049
   100-03              6.095          6.095           6.095            6.084           6.072             6.056          6.037
   100-04              6.087          6.087           6.086            6.075           6.062             6.045          6.025
   100-05              6.079          6.079           6.078            6.066           6.052             6.035          6.013
   100-06              6.071          6.071           6.070            6.058           6.043             6.024          6.001
   100-07              6.062          6.062           6.062            6.049           6.033             6.013          5.989
   100-08              6.054          6.054           6.053            6.040           6.023             6.002          5.977
   100-09              6.046          6.046           6.045            6.031           6.014             5.992          5.966
   100-10              6.038          6.038           6.037            6.022           6.004             5.981          5.954
-----------------------------------------------------------------------------------------------------------------------------
   100-11              6.029          6.029           6.028            6.013           5.994             5.970          5.942
   100-12              6.021          6.021           6.020            6.004           5.984             5.960          5.930
   100-13              6.013          6.013           6.012            5.995           5.975             5.949          5.918
   100-14              6.005          6.005           6.003            5.986           5.965             5.938          5.906
   100-15              5.996          5.996           5.995            5.977           5.955             5.928          5.894
   100-16              5.988          5.988           5.987            5.968           5.946             5.917          5.883
-----------------------------------------------------------------------------------------------------------------------------
 WAL (YR)               4.40           4.40            4.38             4.03            3.68              3.32           2.96
 MDUR (YR)              3.75           3.75            3.73             3.47            3.19              2.90           2.61
 FIRST PRIN PAY   08/25/2003     08/25/2003      02/25/2003       12/25/2001      06/25/2001        01/25/2001     10/25/2000
 LAST PRIN PAY    08/25/2003     08/25/2003      08/25/2003       08/25/2003      08/25/2003        08/25/2003     08/25/2003
-----------------------------------------------------------------------------------------------------------------------------


                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                   05-Mar-99  16:17:24   [wto]

         This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS X
                         PRICE YIELD SENSITIVITY REPORT

               Settlement                               03/30/99
               Class Balance                        $253,139,902
               Cut-off Date                             03/01/99
               Bond Coupon                                0.292%
               Next Payment                             04/25/99
               Cleanup Call (5%)                             Yes
               Accrued Interest Days                          29

--------------------------------------------------------------------------------------------------------------------------------
       FLAT
       PRICE         12% CPR       15% CPR       18% CPR         25% CPR         35% CPR       40% CPR      45% CPR     50% CPR
--------------------------------------------------------------------------------------------------------------------------------
       0-12           69.294        64.331        59.362          47.533          28.889        18.070        5.688      -7.101
       0-12+          66.021        61.131        56.233          44.544          25.998        15.171        2.725     -10.102
       0-13           63.035        58.212        53.377          41.815          23.347        12.504       -0.008     -12.879
       0-13+          60.299        55.538        50.761          39.312          20.905        10.042       -2.540     -15.458
       0-14           57.783        53.079        48.355          37.007          18.647         7.760       -4.893     -17.860
       0-14+          55.461        50.809        46.135          34.877          16.553         5.638       -7.086     -20.106
--------------------------------------------------------------------------------------------------------------------------------
       0-15           53.312        48.709        44.079          32.901          14.603         3.659       -9.137     -22.212
       0-15+          51.317        46.758        42.170          31.064          12.782         1.807      -11.060     -24.190
       0-16           49.458        44.942        40.391          29.350          11.077         0.070      -12.868     -26.054
       0-16+          47.723        43.246        38.730          27.747           9.477        -1.563      -14.572     -27.814
       0-17           46.099        41.658        37.174          26.242           7.970        -3.103      -16.181     -29.479
       0-17+          44.576        40.168        35.714          24.828           6.548        -4.558      -17.703     -31.058
       0-18           43.143        38.767        34.341          23.496           5.204        -5.936      -19.147     -32.558
       0-18+          41.793        37.447        33.045          22.237           3.931        -7.243      -20.518     -33.986
       0-19           40.518        36.200        31.822          21.046           2.723        -8.485      -21.823     -35.346
       0-19+          39.313        35.020        30.664          19.917           1.574        -9.667      -23.067     -36.644
--------------------------------------------------------------------------------------------------------------------------------
       0-20           38.171        33.903        29.566          18.844           0.479       -10.794      -24.254     -37.886
--------------------------------------------------------------------------------------------------------------------------------
       0-20+          37.086        32.841        28.524          17.824          -0.565       -11.871      -25.389     -39.074
       0-21           36.056        31.832        27.532          16.852          -1.563       -12.900      -26.476     -40.213
       0-21+          35.075        30.871        26.587          15.924          -2.518       -13.886      -27.517     -41.305
       0-22           34.139        29.955        25.685          15.037          -3.432       -14.831      -28.516     -42.355
       0-22+          33.246        29.080        24.824          14.188          -4.310       -15.739      -29.476     -43.365
       0-23           32.393        28.243        23.999          13.374          -5.152       -16.611      -30.400     -44.338
       0-23+          31.576        27.442        23.210          12.594          -5.963       -17.450      -31.289     -45.275
       0-24           30.793        26.675        22.453          11.844          -6.743       -18.259      -32.145     -46.179
       0-24+          30.043        25.938        21.726          11.124          -7.494       -19.038      -32.972     -47.052
       0-25           29.322        25.231        21.028          10.430          -8.219       -19.790      -33.770     -47.895
--------------------------------------------------------------------------------------------------------------------------------
       0-25+          28.629        24.550        20.356           9.761          -8.919       -20.517      -34.541     -48.711
       0-26           27.962        23.896        19.709           9.116          -9.595       -21.219      -35.287     -49.500
       0-26+          27.320        23.265        19.085           8.494         -10.249       -21.899      -36.008     -50.265
       0-27           26.701        22.657        18.484           7.892         -10.882       -22.557      -36.708     -51.007
       0-27+          26.105        22.070        17.903           7.311         -11.495       -23.195      -37.385     -51.726
       0-28           25.528        21.503        17.341           6.748         -12.090       -23.813      -38.043     -52.424
--------------------------------------------------------------------------------------------------------------------------------
 MDUR (YR)              2.17          2.21          2.25            2.30            2.25          2.19         2.08        1.98
--------------------------------------------------------------------------------------------------------------------------------





                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                05-Mar-99   16:36:34    [wto]

         This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS B-1
                         PRICE YIELD SENSITIVITY REPORT

         Settlement                                           03/30/99
         Class Balance                                      $1,900,000
         Cut-off Date                                         03/01/99
         Bond Coupon                                            6.429%
         Next Payment                                         04/25/99
         Cleanup Put                                               Yes
         Accrued Interest Days                                      29

----------------------------------------------------------------------------------------------------------------------------
       FLAT
      PRICE             12% CPR           15% CPR        18% CPR         25% CPR        30% CPR       35% CPR        40% CPR
----------------------------------------------------------------------------------------------------------------------------
      96-31+             7.221             7.221          7.221           7.221          7.221         7.221          7.221
      97-03+             7.187             7.187          7.187           7.187          7.187         7.187          7.187
      97-07+             7.152             7.152          7.152           7.152          7.152         7.152          7.152
      97-11+             7.118             7.118          7.118           7.118          7.118         7.118          7.118
      97-15+             7.083             7.083          7.083           7.083          7.083         7.083          7.083
      97-19+             7.049             7.049          7.049           7.049          7.049         7.049          7.049
----------------------------------------------------------------------------------------------------------------------------
      97-23+             7.015             7.015          7.015           7.015          7.015         7.015          7.015
      97-27+             6.980             6.980          6.980           6.980          6.980         6.980          6.980
      97-31+             6.946             6.946          6.946           6.946          6.946         6.946          6.946
      98-03+             6.912             6.912          6.912           6.912          6.912         6.912          6.912
      98-07+             6.878             6.878          6.878           6.878          6.878         6.878          6.878
      98-11+             6.844             6.844          6.844           6.844          6.844         6.844          6.844
      98-15+             6.810             6.810          6.810           6.810          6.810         6.810          6.810
      98-19+             6.776             6.776          6.776           6.776          6.776         6.776          6.776
      98-23+             6.742             6.742          6.742           6.742          6.742         6.742          6.742
      98-27+             6.708             6.708          6.708           6.708          6.708         6.708          6.708
----------------------------------------------------------------------------------------------------------------------------
      98-31+             6.674             6.674          6.674           6.674          6.674         6.674          6.674
----------------------------------------------------------------------------------------------------------------------------
      99-03+             6.640             6.640          6.640           6.640          6.640         6.640          6.640
      99-07+             6.606             6.606          6.606           6.606          6.606         6.606          6.606
      99-11+             6.573             6.573          6.573           6.573          6.573         6.573          6.573
      99-15+             6.539             6.539          6.539           6.539          6.539         6.539          6.539
      99-19+             6.506             6.506          6.506           6.506          6.506         6.506          6.506
      99-23+             6.472             6.472          6.472           6.472          6.472         6.472          6.472
      99-27+             6.439             6.439          6.439           6.439          6.439         6.439          6.439
      99-31+             6.405             6.405          6.405           6.405          6.405         6.405          6.405
     100-03+             6.372             6.372          6.372           6.372          6.372         6.372          6.372
     100-07+             6.338             6.338          6.338           6.338          6.338         6.338          6.338
----------------------------------------------------------------------------------------------------------------------------
     100-11+             6.305             6.305          6.305           6.305          6.305         6.305          6.305
     100-15+             6.272             6.272          6.272           6.272          6.272         6.272          6.272
     100-19+             6.239             6.239          6.239           6.239          6.239         6.239          6.239
     100-23+             6.206             6.206          6.206           6.206          6.206         6.206          6.206
     100-27+             6.173             6.173          6.173           6.173          6.173         6.173          6.173
     100-31+             6.140             6.140          6.140           6.140          6.140         6.140          6.140
----------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 4.40              4.40           4.40            4.40           4.40          4.40           4.40
 MDUR (YR)                3.72              3.72           3.72            3.72           3.72          3.72           3.72
 FIRST PRIN PAY     08/25/2003        08/25/2003     08/25/2003      08/25/2003     08/25/2003    08/25/2003     08/25/2003
 LAST PRIN PAY      08/25/2003        08/25/2003     08/25/2003      08/25/2003     08/25/2003    08/25/2003     08/25/2003
----------------------------------------------------------------------------------------------------------------------------


                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                 05-Mar-99   16:43:32    [wto]

         This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS B-2
                         PRICE YIELD SENSITIVITY REPORT

         Settlement                                           03/30/99
         Class Balance                                      $1,265,000
         Cut-off Date                                         03/01/99
         Bond Coupon                                            6.429%
         Next Payment                                         04/25/99
         Cleanup Put                                               Yes
         Accrued Interest Days                                      29

-----------------------------------------------------------------------------------------------------------------------------
       FLAT
      PRICE                 12% CPR         15% CPR        18% CPR        25% CPR        30% CPR       35% CPR        40% CPR
-----------------------------------------------------------------------------------------------------------------------------
      95-28+                 7.527           7.527          7.527          7.527          7.527         7.527          7.527
      96-00+                 7.492           7.492          7.492          7.492          7.492         7.492          7.492
      96-04+                 7.457           7.457          7.457          7.457          7.457         7.457          7.457
      96-08+                 7.422           7.422          7.422          7.422          7.422         7.422          7.422
      96-12+                 7.387           7.387          7.387          7.387          7.387         7.387          7.387
      96-16+                 7.352           7.352          7.352          7.352          7.352         7.352          7.352
-----------------------------------------------------------------------------------------------------------------------------
      96-20+                 7.317           7.317          7.317          7.317          7.317         7.317          7.317
      96-24+                 7.282           7.282          7.282          7.282          7.282         7.282          7.282
      96-28+                 7.247           7.247          7.247          7.247          7.247         7.247          7.247
      97-00+                 7.213           7.213          7.213          7.213          7.213         7.213          7.213
      97-04+                 7.178           7.178          7.178          7.178          7.178         7.178          7.178
      97-08+                 7.144           7.144          7.144          7.144          7.144         7.144          7.144
      97-12+                 7.109           7.109          7.109          7.109          7.109         7.109          7.109
      97-16+                 7.075           7.075          7.075          7.075          7.075         7.075          7.075
      97-20+                 7.040           7.040          7.040          7.040          7.040         7.040          7.040
      97-24+                 7.006           7.006          7.006          7.006          7.006         7.006          7.006
-----------------------------------------------------------------------------------------------------------------------------
      97-28+                 6.972           6.972          6.972          6.972          6.972         6.972          6.972
-----------------------------------------------------------------------------------------------------------------------------
      98-00+                 6.937           6.937          6.937          6.937          6.937         6.937          6.937
      98-04+                 6.903           6.903          6.903          6.903          6.903         6.903          6.903
      98-08+                 6.869           6.869          6.869          6.869          6.869         6.869          6.869
      98-12+                 6.835           6.835          6.835          6.835          6.835         6.835          6.835
      98-16+                 6.801           6.801          6.801          6.801          6.801         6.801          6.801
      98-20+                 6.767           6.767          6.767          6.767          6.767         6.767          6.767
      98-24+                 6.733           6.733          6.733          6.733          6.733         6.733          6.733
      98-28+                 6.699           6.699          6.699          6.699          6.699         6.699          6.699
      99-00+                 6.665           6.665          6.665          6.665          6.665         6.665          6.665
      99-04+                 6.632           6.632          6.632          6.632          6.632         6.632          6.632
-----------------------------------------------------------------------------------------------------------------------------
      99-08+                 6.598           6.598          6.598          6.598          6.598         6.598          6.598
      99-12+                 6.564           6.564          6.564          6.564          6.564         6.564          6.564
      99-16+                 6.531           6.531          6.531          6.531          6.531         6.531          6.531
      99-20+                 6.497           6.497          6.497          6.497          6.497         6.497          6.497
      99-24+                 6.464           6.464          6.464          6.464          6.464         6.464          6.464
      99-28+                 6.430           6.430          6.430          6.430          6.430         6.430          6.430
-----------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                     4.40            4.40           4.40           4.40           4.40          4.40           4.40
 MDUR (YR)                    3.71            3.71           3.71           3.71           3.71          3.71           3.71
 FIRST PRIN PAY         08/25/2003      08/25/2003     08/25/2003     08/25/2003     08/25/2003    08/25/2003     08/25/2003
 LAST PRIN PAY          08/25/2003      08/25/2003     08/25/2003     08/25/2003     08/25/2003    08/25/2003     08/25/2003
-----------------------------------------------------------------------------------------------------------------------------


                "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                 05-Mar-99   16:53:19   [wto]

         This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS B-3
                         PRICE YIELD SENSITIVITY REPORT

               Settlement                                03/30/99
               Class Balance                           $1,265,000
               Cut-off Date                              03/01/99
               Bond Coupon                                 6.429%
               Next Payment                              04/25/99
               Cleanup Put                                    Yes
               Accrued Interest Days                           29

-------------------------------------------------------------------------------------------------------------------------
        FLAT
       PRICE              12% CPR        15% CPR        18% CPR        25% CPR       30% CPR       35% CPR        40% CPR
-------------------------------------------------------------------------------------------------------------------------
      93-06+                8.295          8.295          8.295          8.295         8.295         8.295          8.295
      93-10+                8.259          8.259          8.259          8.259         8.259         8.259          8.259
      93-14+                8.223          8.223          8.223          8.223         8.223         8.223          8.223
      93-18+                8.186          8.186          8.186          8.186         8.186         8.186          8.186
      93-22+                8.150          8.150          8.150          8.150         8.150         8.150          8.150
      93-26+                8.114          8.114          8.114          8.114         8.114         8.114          8.114
-------------------------------------------------------------------------------------------------------------------------
      93-30+                8.078          8.078          8.078          8.078         8.078         8.078          8.078
      94-02+                8.042          8.042          8.042          8.042         8.042         8.042          8.042
      94-06+                8.006          8.006          8.006          8.006         8.006         8.006          8.006
      94-10+                7.970          7.970          7.970          7.970         7.970         7.970          7.970
      94-14+                7.935          7.935          7.935          7.935         7.935         7.935          7.935
      94-18+                7.899          7.899          7.899          7.899         7.899         7.899          7.899
      94-22+                7.863          7.863          7.863          7.863         7.863         7.863          7.863
      94-26+                7.827          7.827          7.827          7.827         7.827         7.827          7.827
      94-30+                7.792          7.792          7.792          7.792         7.792         7.792          7.792
      95-02+                7.756          7.756          7.756          7.756         7.756         7.756          7.756
-------------------------------------------------------------------------------------------------------------------------
      95-06+                7.721          7.721          7.721          7.721         7.721         7.721          7.721
-------------------------------------------------------------------------------------------------------------------------
      95-10+                7.685          7.685          7.685          7.685         7.685         7.685          7.685
      95-14+                7.650          7.650          7.650          7.650         7.650         7.650          7.650
      95-18+                7.615          7.615          7.615          7.615         7.615         7.615          7.615
      95-22+                7.580          7.580          7.580          7.580         7.580         7.580          7.580
      95-26+                7.544          7.544          7.544          7.544         7.544         7.544          7.544
      95-30+                7.509          7.509          7.509          7.509         7.509         7.509          7.509
      96-02+                7.474          7.474          7.474          7.474         7.474         7.474          7.474
      96-06+                7.439          7.439          7.439          7.439         7.439         7.439          7.439
      96-10+                7.404          7.404          7.404          7.404         7.404         7.404          7.404
      96-14+                7.369          7.369          7.369          7.369         7.369         7.369          7.369
-------------------------------------------------------------------------------------------------------------------------
      96-18+                7.334          7.334          7.334          7.334         7.334         7.334          7.334
      96-22+                7.300          7.300          7.300          7.300         7.300         7.300          7.300
      96-26+                7.265          7.265          7.265          7.265         7.265         7.265          7.265
      96-30+                7.230          7.230          7.230          7.230         7.230         7.230          7.230
      97-02+                7.196          7.196          7.196          7.196         7.196         7.196          7.196
      97-06+                7.161          7.161          7.161          7.161         7.161         7.161          7.161
-------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                    4.40           4.40           4.40           4.40          4.40          4.40           4.40
 MDUR (YR)                   3.68           3.68           3.68           3.68          3.68          3.68           3.68
 FIRST PRIN PAY        08/25/2003     08/25/2003     08/25/2003     08/25/2003    08/25/2003    08/25/2003     08/25/2003
 LAST PRIN PAY         08/25/2003     08/25/2003     08/25/2003     08/25/2003    08/25/2003    08/25/2003     08/25/2003
-------------------------------------------------------------------------------------------------------------------------

                  "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                 05-Mar-99   16:56:16    [wto]

         This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                              FOR INTERNAL USE ONLY
                                          ALL AMOUNTS SUBJECT TO CHANGE
                                          PRELIMINARY INFORMATION SHEET
                                                     03/05/99

                             MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC1
                                                02/11/99 Balances

----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT BALANCE:                   $    253,139,901.88
NUMBER OF LOANS:                               421

AVERAGE CURRENT BALANCE:                 $    601,282.43         RANGE:  $     32,114.95 - $   3,150,000.00
AVERAGE ORIGINAL BALANCE:                $    617,414.52         RANGE:  $     32,250.00 - $   4,000,000.00

WEIGHTED AVERAGE NOTE RATE:                      6.8160 %        RANGE:    6.4500  -   7.1250 %
WEIGHTED AVERAGE GROSS MARGIN:                   2.2490 %        RANGE:    1.5000  -   2.2500 %
WEIGHTED AVERAGE MAX INT RATE:                 11.81597 %        RANGE:  11.45000  - 12.12500 %

WEIGHTED AVERAGE PERIOD RATE CAP:                2.0000 %        RANGE:    2.0000  -   2.0000 %

WEIGHTED AVERAGE FICO SCORE(GT OF HI AND LO):       753          RANGE:         0  -      828
WEIGHTED AVERAGE HIGH FICO SCORE:                   753          RANGE:         0  -      828
WEIGHTED AVERAGE LOW FICO SCORE:                    731          RANGE:         0  -      818

WEIGHTED AVERAGE ORIGINAL LTV:                    68.24 %        RANGE:     23.91  -   100.00 %
WEIGHTED AVERAGE ORIGINAL LTC:                    65.69 %        RANGE:      6.47  -    90.00 %

WEIGHTED AVERAGE NEXT RATE RESET:                 55.65 months   RANGE:     53.00  -    58.00 months

WEIGHTED AVERAGE ORIGINAL TERM:                     360 months   RANGE:       360  -      360 months
WEIGHTED AVERAGE STATED REMAINING TERM:             354 months   RANGE:       312  -      358 months
WEIGHTED AVERAGE SEASONING:                           6 months   RANGE:         2  -       48 months

TOP STATE CONCENTRATIONS ($):                     19.47 %  California, 19.40 %  New York, 12.59 %  Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($):                4.38 %  10021 (NYC, NY)

NOTE DATE:                                         Jan 12, 1995  -  Nov 30, 1998
FIRST PAY DATE:                                    Mar 01, 1995  -  Jan 01, 1999
RATE CHANGE DATE:                                  Jul 01, 2003  -  Dec 01, 2003
MATURITY DATE:                                     Feb 01, 2025  -  Dec 01, 2028
----------------------------------------------------------------------------------------------------------------
                                                           CURRENT
                                                      PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)
                                                      -----------------      ------    ----------    ------
INDEX:                   1 YR LIBOR                      253,139,901.88     100.00          421     100.00

DOCUMENTATION:           Full Documentation              253,139,901.88     100.00          421     100.00

DELINQUENCY:             CURRENT                         253,139,901.88     100.00          421     100.00

CURRENT BALANCE:            32,114.95  -   100,000.00        508,343.18       0.20            8       1.90
                           100,000.01  -   200,000.00      2,409,226.89       0.95           15       3.56
                           200,000.01  -   300,000.00     13,900,296.95       5.49           52      12.35
                           300,000.01  -   400,000.00     30,327,114.09      11.98           84      19.95
                           400,000.01  -   500,000.00     32,680,653.11      12.91           71      16.86
                           500,000.01  -   600,000.00     25,291,092.18       9.99           45      10.69
                           600,000.01  -   700,000.00     20,373,659.61       8.05           31       7.36
                           700,000.01  -   800,000.00     18,842,271.91       7.44           25       5.94
                           800,000.01  -   900,000.00     14,591,995.35       5.76           17       4.04
                           900,000.01  - 1,000,000.00     27,690,986.18      10.94           28       6.65
                         1,000,000.01  - 1,100,000.00     12,892,589.99       5.09           12       2.85
                         1,100,000.01  - 1,200,000.00      8,212,893.27       3.24            7       1.66
                         1,200,000.01  - 1,300,000.00      3,750,000.00       1.48            3       0.71
                         1,300,000.01  - 1,400,000.00      5,550,000.00       2.19            4       0.95
                         1,400,000.01  - 1,500,000.00     11,950,000.00       4.72            8       1.90
                         1,500,000.01  - 1,600,000.00      1,600,000.00       0.63            1       0.24
                         1,600,000.01  - 1,700,000.00      1,700,000.00       0.67            1       0.24
                         1,700,000.01  - 1,800,000.00      1,701,000.00       0.67            1       0.24
                         1,800,000.01  - 1,900,000.00      3,706,250.00       1.46            2       0.48
                         2,100,000.01  - 2,200,000.00      4,312,500.00       1.70            2       0.48
                         2,400,000.01  - 2,500,000.00      2,499,029.17       0.99            1       0.24
                         2,600,000.01  - 2,700,000.00      2,650,000.00       1.05            1       0.24
                         2,800,000.01  - 2,900,000.00      2,850,000.00       1.13            1       0.24
                                       > 3,000,000.00      3,150,000.00       1.24            1       0.24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

(Fri Mar 5 11:43:25 EST 1999) [rmg]                                    Page  1/4

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                            FOR INTERNAL USE ONLY
                                        ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY INFORMATION SHEET
                                                  03/05/99

                           MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC1
                                              02/11/99 Balances

-----------------------------------------------------------------------------------------------------------

                                                             CURRENT
                                                        PRINCIPAL BALANCE    PCT($)    # OF LOANS    PCT(#)
                                                        -----------------    ------    ----------    ------
ORIGINAL BALANCE:           32,250.00  -   100,000.00        508,343.18       0.20            8       1.90
                           100,000.01  -   200,000.00      1,815,731.82       0.72           11       2.61
                           200,000.01  -   300,000.00     13,144,526.63       5.19           50      11.88
                           300,000.01  -   400,000.00     28,497,874.32      11.26           80      19.00
                           400,000.01  -   500,000.00     32,421,581.76      12.81           71      16.86
                           500,000.01  -   600,000.00     26,060,137.24      10.29           48      11.40
                           600,000.01  -   700,000.00     20,908,659.61       8.26           33       7.84
                           700,000.01  -   800,000.00     20,416,803.36       8.07           28       6.65
                           800,000.01  -   900,000.00     13,208,555.21       5.22           16       3.80
                           900,000.01  - 1,000,000.00     28,643,426.32      11.32           30       7.13
                         1,000,000.01  - 1,100,000.00     13,882,589.99       5.48           13       3.09
                         1,100,000.01  - 1,200,000.00      7,036,586.68       2.78            6       1.43
                         1,200,000.01  - 1,300,000.00      3,750,000.00       1.48            3       0.71
                         1,300,000.01  - 1,400,000.00      5,550,000.00       2.19            4       0.95
                         1,400,000.01  - 1,500,000.00     13,126,306.59       5.19            9       2.14
                         1,500,000.01  - 1,600,000.00      1,600,000.00       0.63            1       0.24
                         1,600,000.01  - 1,700,000.00      1,700,000.00       0.67            1       0.24
                         1,700,000.01  - 1,800,000.00      1,701,000.00       0.67            1       0.24
                         1,800,000.01  - 1,900,000.00      3,706,250.00       1.46            2       0.48
                         2,100,000.01  - 2,200,000.00      4,312,500.00       1.70            2       0.48
                         2,600,000.01  - 2,700,000.00      2,650,000.00       1.05            1       0.24
                         2,800,000.01  - 2,900,000.00      2,850,000.00       1.13            1       0.24
                                       > 3,000,000.00      5,649,029.17       2.23            2       0.48

NOTE RATE:                6.4500  -  6.5000               37,149,160.11      14.68           65      15.44
                          6.5001  -  6.7500               54,760,986.41      21.63           94      22.33
                          6.7501  -  7.0000              147,579,145.82      58.30          240      57.01
                          7.0001  -  7.1250               13,650,609.54       5.39           22       5.23

GROSS MARGIN:             1.5000                             350,000.00       0.14            1       0.24
                          2.2500                         252,789,901.88      99.86          420      99.76

MAX INT RATE:            11.4500  - 11.5000               37,149,160.11      14.68           65      15.44
                         11.5001  - 11.7500               54,760,986.41      21.63           94      22.33
                         11.7501  - 12.0000              147,579,145.82      58.30          240      57.01
                         12.0001  - 12.1250               13,650,609.54       5.39           22       5.23

FICO SCORE(GT OF HI AND LO):  <=  0                        9,767,493.14       3.86           18       4.28
                         551  - 600                          288,000.00       0.11            1       0.24
                         601  - 650                        3,525,000.00       1.39            5       1.19
                         651  - 700                       28,354,232.91      11.20           44      10.45
                         701  - 750                       65,014,084.86      25.68          110      26.13
                         751  - 800                      125,638,522.76      49.63          206      48.93
                         801  - 828                       20,552,568.21       8.12           37       8.79

HIGH FICO SCORE:              <=  0                       20,157,866.86       7.96           40       9.50
                         551  - 600                          288,000.00       0.11            1       0.24
                         601  - 650                        2,625,000.00       1.04            4       0.95
                         651  - 700                       24,946,168.82       9.85           38       9.03
                         701  - 750                       67,251,357.17      26.57          110      26.13
                         751  - 800                      117,318,940.82      46.35          191      45.37
                         801  - 828                       20,552,568.21       8.12           37       8.79

LOW FICO SCORE:               <=  0                        6,943,177.14       2.74           13       3.09
                         501  - 550                          288,000.00       0.11            1       0.24
                         601  - 650                       10,881,275.51       4.30           17       4.04
                         651  - 700                       46,781,442.43      18.48           71      16.86
                         701  - 750                       91,155,313.79      36.01          148      35.15
                         751  - 800                       90,954,206.48      35.93          162      38.48
                         801  - 818                        6,136,486.53       2.42            9       2.14

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

(Fri Mar 5 11:43:25 EST 1999) [rmg]                                    Page  2/4

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                            FOR INTERNAL USE ONLY
                                        ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY INFORMATION SHEET
                                                   03/05/99

                           MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC1
                                              02/11/99 Balances

------------------------------------------------------------------------------------------------------------

                                                             CURRENT
                                                        PRINCIPAL BALANCE    PCT($)     # OF LOANS    PCT(#)
                                                        -----------------    ------     ----------    ------
ORIGINAL LTV:             23.91  -  25.00                  1,959,562.37       0.77            4       0.95
                          25.01  -  30.00                  3,976,306.59       1.57            6       1.43
                          30.01  -  35.00                  4,684,401.33       1.85            8       1.90
                          35.01  -  40.00                  6,544,948.90       2.59           12       2.85
                          40.01  -  45.00                  6,915,290.75       2.73           13       3.09
                          45.01  -  50.00                 11,607,463.69       4.59           19       4.51
                          50.01  -  55.00                 12,211,581.15       4.82           22       5.23
                          55.01  -  60.00                 18,363,082.29       7.25           20       4.75
                          60.01  -  65.00                 20,136,799.10       7.95           32       7.60
                          65.01  -  70.00                 33,429,017.73      13.21           49      11.64
                          70.01  -  75.00                 39,824,045.68      15.73           59      14.01
                          75.01  -  80.00                 71,390,144.77      28.20          139      33.02
                          80.01  -  85.00                  5,089,500.00       2.01            5       1.19
                          85.01  -  90.00                  8,062,132.05       3.18           15       3.56
                          90.01  -  95.00                  1,184,847.67       0.47            3       0.71
                          95.01  - 100.00                  7,760,777.81       3.07           15       3.56

ORIGINAL LTC:              6.47  -  10.00                    143,000.00       0.06            1       0.24
                          10.01  -  15.00                  2,937,000.00       1.16            5       1.19
                          15.01  -  20.00                  1,343,300.00       0.53            2       0.48
                          20.01  -  25.00                  1,959,562.37       0.77            4       0.95
                          25.01  -  30.00                  4,976,306.59       1.97            7       1.66
                          30.01  -  35.00                  4,684,401.33       1.85            8       1.90
                          35.01  -  40.00                  6,744,948.90       2.66           12       2.85
                          40.01  -  45.00                  6,915,290.75       2.73           13       3.09
                          45.01  -  50.00                 11,607,463.69       4.59           19       4.51
                          50.01  -  55.00                 13,367,610.32       5.28           21       4.99
                          55.01  -  60.00                 21,692,862.29       8.57           22       5.23
                          60.01  -  65.00                 19,793,499.10       7.82           31       7.36
                          65.01  -  70.00                 34,916,017.73      13.79           50      11.88
                          70.01  -  75.00                 35,862,944.32      14.17           58      13.78
                          75.01  -  80.00                 81,978,182.81      32.38          160      38.00
                          80.01  -  85.00                    819,000.00       0.32            2       0.48
                          85.01  -  90.00                  3,398,511.68       1.34            6       1.43

REMAINING TERM:          312  - 312                          600,000.00       0.24            1       0.24
                         313  - 324                        1,774,000.00       0.70            4       0.95
                         325  - 336                        4,250,888.16       1.68            9       2.14
                         337  - 348                       22,031,208.82       8.70           40       9.50
                         349  - 358                      224,483,804.90      88.68          367      87.17

RATE CHANGE DATE:        07/01/03                          1,027,500.00       0.41            3       0.71
                         08/01/03                         39,575,129.88      15.63           63      14.96
                         09/01/03                         90,215,373.88      35.64          146      34.68
                         10/01/03                         64,440,264.57      25.46          116      27.55
                         11/01/03                         30,876,276.15      12.20           52      12.35
                         12/01/03                         27,005,357.40      10.67           41       9.74

BLANKET FLAG:            No                              226,497,243.33      89.48          394      93.59
                         Yes                              26,642,658.55      10.52           27       6.41

PREPAY PENALTY:          NO PREPAYMENT PENALTY            10,430,869.40       4.12           21       4.99
                         PREPAYMENT PENALTY              242,709,032.48      95.88          400      95.01

IO FLAG:                 No                                2,988,330.52       1.18            7       1.66
                         Yes                             250,151,571.36      98.82          414      98.34

OCCUPANCY:               Primary                         225,016,395.28      88.89          368      87.41
                         Second Home                      28,123,506.60      11.11           53      12.59

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

(Fri Mar 5 11:43:25 EST 1999) [rmg]                                     Page 3/4

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                            FOR INTERNAL USE ONLY
                                        ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY INFORMATION SHEET
                                                  03/05/99

                           MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC1
                                              02/11/99 Balances

-------------------------------------------------------------------------------------------------------------

                                                             CURRENT
                                                        PRINCIPAL BALANCE    PCT($)     # OF LOANS    PCT(#)
                                                        -----------------    ------     ----------    ------
PROPERTY TYPE:           Single Family                   150,892,724.31      59.61          241      57.24
                         PUD                              33,501,547.09      13.23           57      13.54
                         Cooperative                      30,343,659.95      11.99           74      17.58
                         Condominium                      21,215,970.53       8.38           34       8.08
                         Single Family/Land                9,870,000.00       3.90            8       1.90
                         Single Family/Condo               3,101,000.00       1.23            3       0.71
                         PUD/Single Family                 1,760,000.00       0.70            2       0.48
                         Single Family/Coop                1,455,000.00       0.57            1       0.24
                         Condominium/PUD                   1,000,000.00       0.40            1       0.24

LOAN PURPOSE:            Cash Out Refinance               53,690,405.72      21.21           90      21.38
                         Purchase                        143,382,630.59      56.64          240      57.01
                         Rate/Term Refinance              56,066,865.57      22.15           91      21.62

STATE:                   Alabama                             249,301.74       0.10            1       0.24
                         Arizona                           7,522,551.67       2.97           16       3.80
                         Arizona/Nevada                    1,225,000.00       0.48            1       0.24
                         California                       49,295,322.01      19.47           63      14.96
                         California/Connecticut            1,500,000.00       0.59            1       0.24
                         Colorado                          4,905,780.98       1.94           10       2.38
                         Connecticut                      19,625,578.49       7.75           18       4.28
                         Delaware                            909,780.00       0.36            2       0.48
                         District of Columbia              4,536,982.38       1.79            7       1.66
                         Florida                           4,729,562.12       1.87           12       2.85
                         Florida/Ohio                        634,000.00       0.25            1       0.24
                         Georgia                           6,541,260.58       2.58           10       2.38
                         Hawaii                              583,750.00       0.23            2       0.48
                         Idaho                             1,314,779.76       0.52            2       0.48
                         Illinois                          2,900,000.00       1.15            2       0.48
                         Indiana                             383,358.75       0.15            1       0.24
                         Kansas                              550,000.00       0.22            1       0.24
                         Kentucky                          1,000,000.00       0.40            1       0.24
                         Maine                             1,588,999.59       0.63            4       0.95
                         Maryland                          8,339,698.77       3.29           16       3.80
                         Massachusetts                    31,860,234.01      12.59           55      13.06
                         Michigan                            425,000.00       0.17            2       0.48
                         Montana                           1,355,000.00       0.54            2       0.48
                         New Hampshire                     1,633,200.00       0.65            3       0.71
                         New Jersey                        7,230,359.81       2.86           15       3.56
                         New Jersey/Vermont                1,000,000.00       0.40            1       0.24
                         New York                         49,100,268.46      19.40          100      23.75
                         New York/Maine                    1,300,000.00       0.51            1       0.24
                         New York/Pennsylvania               240,602.78       0.10            1       0.24
                         North Carolina                    1,465,000.00       0.58            2       0.48
                         Ohio                              1,032,000.00       0.41            2       0.48
                         Oregon                            3,639,373.54       1.44            5       1.19
                         Pennsylvania                     21,715,954.40       8.58           40       9.50
                         Pennsylvania/New York               535,000.00       0.21            1       0.24
                         Rhode Island                      1,240,000.00       0.49            2       0.48
                         Tennessee                           310,000.00       0.12            1       0.24
                         Texas                             3,954,000.00       1.56            5       1.19
                         Vermont                             648,000.00       0.26            2       0.48
                         Virginia                          3,673,895.45       1.45            6       1.43
                         Washington                          870,000.00       0.34            2       0.48
                         Wyoming                           1,576,306.59       0.62            2       0.48

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

(Fri Mar 5 11:43:25 EST 1999) [rmg]                                     Page 4/4